UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 21, 2023

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

983 University Avenue, Bldg. B

Los Gatos, California 95032

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2023, Aridis Pharmaceuticals, Inc. (the “Company”) received written notice (the “Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) indicating that Nasdaq had not received the Company’s Form 10-Q for the three months ended March 31, 2023 and this serves as an additional basis for delisting the Company’s securities from The Nasdaq Capital Market. The Notice serves as formal notification that the Nasdaq Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market. In that regard, the Company has presented its views to the Panel with respect to this additional deficiency.

Item 4.01 Change in Registrant’s Certifying Accountant

On May 21, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company received a letter from Baker Tilly US, LLP (“BT”), notifying the Committee that BT has decided to resign as the independent registered public accounting firm of the Company effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. The Company is currently in the process of interviewing other accounting firms to replace BT as the Company’s independent registered public accounting firm.

The report of BT on the Company’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2022 and the subsequent interim period through March 31, 2023, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of BT would have caused BT to make reference thereto in their report on the financial statements for such year. The Company disclosed in its Form 10-K for the fiscal year ended December 31, 2022 that its internal control over financial reporting was not effective as of December 31, 2022 due to a material weakness in our internal controls resulting from our finance department not being able to process and account for complex, non-routine transactions in a timely manner.

The Company provided BT with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of BT’s letter, dated May 24, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Baker Tilly US, LLP dated May 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2023	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer

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